SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure.

     On July 13, 2005, Terayon Communication Systems, Inc. (“Terayon”) announced that it will release second quarter 2005 financial results on Thursday, July 28, 2005 after market close.

     On July 19, 2005, Terayon announced that Armstrong has deployed the Terayon DM 6400 Network CherryPicker™ platform to play a key role in Armstrong’s evolution to an all-digital network for the delivery of advanced broadband video, data and voice services to its subscribers

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Terayon to Report Second Quarter 2005 Financial Results on July 28, 2005
99.2	Armstrong Deploys Terayon DM 6400 Network CherryPicker for All-Digital Network Transition

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
Mark Richman
Chief Financial Officer

Date: July 22, 2005

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Exhibit Index

Exhibit
No.	Description
99.1	Terayon to Report Second Quarter 2005 Financial Results on July 28, 2005
99.2	Armstrong Deploys Terayon DM 6400 Network CherryPicker for All-Digital Network Transition